Fees Summary	Jun. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,422,990,000
Previously Paid Amount	0
Total Fee Amount	370,959.77
Total Offset Amount	0
Net Fee	$ 370,959.77